UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 23, 2024

CAPITAL CITY BANK GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida

0-13358

59-2273542
(State of Incorporation)

(Commission File Number)

(IRS Employer Identification No.)
217 North Monroe Street,
Tallahassee
,
Florida

32301
(Address of principal executive offices

(Zip Code)

Registrant's telephone number, including

area code: (
850
)
402-7821

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.

below):

☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, Par value $0.01
CCBG
Nasdaq Stock Market
, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§240.12b-2 of this chapter).

Emerging growth company
☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards pursuant to Section 13(a) of The Exchange Act.

☐

CAPITAL CITY BANK

GROUP,

INC.

FORM 8- K
CURRENT REPORT

Item 2.02.

Results of Operations and Financial Condition.

On July 23, 2024, Capital City Bank Group, Inc. (“CCBG”) issued an earnings press release reporting CCBG’s financial
results for the three and six month periods ended June 30, 2024.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished under Item 2.02 of this Current Report, including the Exhibits attached hereto, shall not be deemed
“filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor

shall it be deemed incorporated by reference in any
filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits .

Item No.

Description of Exhibit

99.1

Press release, dated July 23, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has

duly caused this report to be signed
on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK

GROUP,

INC.

Date:

July 23, 2024
By:

/s/ Jeptha E. Larkin

Jeptha E. Larkin,

Executive Vice President

and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

Description

99.1

Press release, dated July 23, 2024